Exhibit 10.14(b)


 Schedule of Secured Convertible Notes (new financings after October 31, 2005)
       Issued by NCT Group, Inc. to Carole Salkind and outstanding as of
                                December 13, 2005


    Issue Date       Due Date         Principal             Conversion Price
    ----------       --------         ---------             ----------------
     11/15/05        05/15/06          $300,000         Greater of: (i) $0.0042;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the date
                                                        of conversion
     12/07/05        06/07/06          $300,000         Greater of: (i) $0.0045;
                                                        or (ii) the par value of
                                                        NCT Group, Inc.
                                                        common stock on the date
                                                        of conversion